UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 4, 2016

                        Gray Fox Petroleum Corp.
(Exact name of registrant as specified in its charter)

Nevada	000-55540	99-0373721
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1015 Twin Lakes Rd. Longwood, Florida	32750
(Address of principal executive offices)	(Zip Code)

407-415-0013
Registrant's telephone number, including area code

Not applicable.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.01.                          Purchase of Franchising License

January 23rd, 2016 Gray Fox Petroleum Corp has purchased, and is now the proud owner of three (3) Graffiti Junktion Franchise Licenses.

ITEM 9.01     Exhibits.

 (a) EXHIBITS.

Exhibit Number	Description

9.01	Letter confirming purchase of 3 franchising agreements

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Gray Fox Petroleum Corp.
Date: February 4, 2016	By: /s/ Daniel Sobolewski
Name: Daniel Sobolewski
Title: Chief Executive Officer